Exhibit 7

                      Filing Agreement dated January 12, 2001
                     Regarding Joint Filing of Schedule 13D

The undersigned hereby agree that:

(1) Each of them is individually eligible to us the Schedule 13D attached hereto;

(2)      The attached Schedule 13D is filed on behalf of each of them;

(3)               Each of them is responsible for the timely filing of such
                  Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information therein concerning itself; but non of them is responsible for the completeness and accuracy of the information concerning the other persons making the filing, unless it knows or has reason to believe that such information is inaccurate.

                                            /s/   Mark Bolzern
                                            ------------------
                                            Name:  Mark Bolzern

                                            /s/   Stephen C. Herman
                                            -----------------------
                                            Name:  Stephen C. Herman

                                            /s/   Jeffrey I. Rassas
                                            -----------------------
                                            Name: Jeffrey I. Rassas

                                            /s/   Debi S. Rassas
                                            --------------------
                                            Name:  Debi S. Rassas

                                            /s/   David S. Shaw
                                            -------------------
                                            Name:  David S. Shaw

                                            /s/   Marian Shaw
                                            -----------------
                                            Name:  Marian Shaw

                                            Bomar Shaw Family Trust, LLC

                                            By: /s/  Marian Shaw
                                                ----------------
                                                Name:  Marian Shaw
                                                Title: General Partner

                                            MV3LP, LLLP

                                            By: /s/  Mark Bolzern
                                                -----------------
                                                Name:  Mark Bolzern
                                                Title: General Partner

                                            Hayjour Family Limited Partnership

                                            By: /s/  Debi S. Rassas
                                                -------------------
                                                Name:  Deborah Rassas
                                                Title: General Partner

                                            By: /s/   Jeffrey I. Rassas
                                                ----------------------
                                                Name:  Jeffrey I. Rassas
                                                Title: General Partner

                                            Kona Investments Limited Partnership

                                            By: /s/  Steven C. Herman
                                                ---------------------
                                                Name:  Steven C. Herman
                                                Title: General Partner

                                            /s/   Bruce Parsons
                                            -----------------------------
                                            Name: Bruce Parsons

                                            Shadle Trust

                                            By:   /s/  Stephen P. Shadle
                                            -----------------------------
                                            Name: Stephen P. Shadle,
                                            Title: _____________________

                                            /s/   Stephen P. Shadle
                                            --------------------------------
                                            Name: Stephen P. Shadle

                                            /s/   Scott Shadle
                                            --------------------------------
                                            Name: Scott Shadle

                                            /s/   Nick Futter
                                            --------------------------------
                                            Name: Nick Futter

                                            /s/   Don Young
                                            --------------------------------
                                            Name: Don Young

                                            /s/   Dave Colesante
                                            --------------------------------
                                            Name: Dave Colesante

                                            /s/   Mike Colesante
                                            --------------------------------
                                            Name: Mike Colesante